NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Short Term Bond Fund

Supplement dated June 11, 2014
to the Summary Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective July 1, 2014:

1.	The Fees and Expenses Table for the Nationwide HighMark Short Term Bond Fund on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses	0.46%	0.21%	0.21%	0.46%
Total Annual Fund Operating Expenses	1.06%	1.31%	0.56%	0.81%
Fee Waiver/Expense Reimbursement1	(0.30%)	(0.11)%	(0.11)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	0.76%	1.20%	0.45%	0.51%

1  Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.76% for Class A shares, 1.20% for Class C shares, 0.45% for Institutional Class shares, and 0.51% for Institutional Service Class shares until at least November 30, 2016. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

2.	The Example Table for the Nationwide HighMark Short Term Bond Fund on page 2 of the Summary Prospectus is deleted and restated as follows:

	1 Year	3 Years
Class A shares	$301	$525
Class C shares	222	404
Institutional Class shares	46	168
Institutional Service Class shares	52	229

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years
Class C shares	$122	$404

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE